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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 12, 2005

                            ENTERASYS NETWORKS, INC.

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     1-10228               04-2797263
(State or Other Jurisdiction       (Commission File         (IRS Employer
      of  Incorporation)                Number)           Identification No.)


                                50 Minuteman Road
                                Andover, MA 01810

               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (978) 684-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL
YEAR

      The Board of Directors of Enterasys Networks, Inc. (the "Company") has unanimously approved an amendment to the Company's by-laws. This amendment, which is effective September 12, 2005, deleted Section 3.2 of the Company's Amended and Restated By-Laws in its entirety and replaced it with a revised provision, a copy of which is being furnished as Exhibit 3.1 to this Report. This revised Section 3.2 permits stockholders of the Company who have owned for at least one year not less than 1% of the outstanding shares entitled to vote in the election of directors to nominate persons for election as directors by furnishing notice at least 75 days before, but not more than 105 days prior to, the date of the meeting. Previously, the by-laws had required stockholders nominating persons for election as directors to submit a petition signed by at least 100 record holders of capital stock of the Company, representing in the aggregate 1% of the outstanding shares entitled to vote, and to furnish notice at least 45 days before, but not more than 60 days prior to, the date of the meeting.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

3.1 Text of By-law Amendment
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENTERASYS NETWORKS, INC.

Date:  September 13, 2005                    By: /s/ Richard S. Haak, Jr.
                                                 --------------------------
                                                 Richard S. Haak, Jr.
                                                 Chief Financial Officer

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